                                  SCHEDULE 14A

                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
               Securites and Exchange Act of 1934 (Amendment No. )

Filed by the Registrant  |X|
Filed by a Party other than the Registrant  | |

Check the appropriate box:

| |  Preliminary Proxy Statement
| |  Confidential, For Use of the
     Commission Only (as permitted
     by Rule 14a-6(e) (2))
|X|  Definitive Proxy Statement
| |  Definitive Additional Materials
| |  Soliciting Material Under Rule 14a-12

                           INTEGRATED BIOPHARMA, INC.
                (Name of Registrant as Specified In Its Charter)

    (Name of Person(s) Filing Proxy Statement, if Other Than The Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|  No fee required.
| |  Fee computed on table below per Exchange Act Rules 14a-6(i) (4) and 0-11.

1.  Title of each class of securities to which transaction applies:

2.  Aggregate number of securities to which transaction applies:

3.  Per unit price or other underlying value of transaction computed pursuant to
    Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4.  Proposed maximum aggregate value of transaction:

5.  Total fee paid:
| |  Fee paid previously with preliminary materials:
| |  Check box if any part of the fee is offset as provided by Exchange Act Rule
     0-11(a) (2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     1)  Amount previously paid:
     2)  Form, Schedule or Registration Statement No.:
     3)  Filing Party:
     4)  Date Filed:

                           INTEGRATED BIOPHARMA, INC.
                                 225 Long Avenue
                           Hillside, New Jersey 07205

                                                                November 6, 2006

To Our Stockholders:

         On behalf of the Board of Directors, it is our pleasure to invite you to attend the 2006 Annual Meeting of Stockholders of Integrated BioPharma, Inc.
(the "Company"), which will be held at 9:00 a.m. local time, on November 22,
2006 at the Company's Executive Offices, 225 Long Avenue, Hillside, New Jersey
07205.

         At the Annual Meeting, you will be asked to elect three Class I directors for a three year term and to ratify the appointment of independent auditors of the Company for the 2007 fiscal year. These matters are described in detail in the accompanying Notice of Annual Meeting of Stockholders and Proxy
Statement. A proxy is included along with the Proxy Statement. These materials are being sent to stockholders on or about November 6, 2006.

         It is important that your shares be represented at the Annual Meeting, whether or not you are able to attend. Accordingly, you are urged to sign, date and mail the enclosed proxy promptly. If you later decide to attend the Annual
Meeting, you may revoke your proxy and vote your shares in person.

                                  Sincerely,

                                  /s/ E. Gerald Kay
                                  E. Gerald Kay
                                  Chief Executive Officer

                           INTEGRATED BIOPHARMA, INC.
                                 225 Long Avenue
                           Hillside, New Jersey 07205

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON NOVEMBER 22, 2006

                             TO THE STOCKHOLDERS OF
                           INTEGRATED BIOPHARMA, INC.:

         NOTICE IS HEREBY GIVEN that an Annual Meeting of Stockholders (the
"Meeting") of Integrated BioPharma, Inc., a Delaware corporation ("INB" or the
"Company"), will be held on November 22, 2006, at 9:00 a.m. local time, at the
Company's Executive Offices, 225 Long Avenue, Hillside, New Jersey 07205, for
the purpose of considering and acting upon the following proposals:

1.  To elect three Class I directors for a three year term to serve until the
    2009 Annual Meeting of Stockholders;

2.  To ratify the appointment of Amper, Politziner & Mattia, P.C. as INB's independent accountants for the fiscal year ending June 30, 2007; and

3.  The transaction of such other business as may properly come before the
    Meeting or any adjournment thereof.

         Only holders of record of the Company's common stock, par value $.002 per share ("Common Stock"), at the close of business on October 30, 2006 (the
"Record Date"), are entitled to vote on the matters to be presented at the
Annual Meeting. The number of shares of Common Stock outstanding on such date and entitled to vote was 13,537,419.

       THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS
            VOTE "FOR" PROPOSALS NO. 1 and NO. 2, TO BE PRESENTED TO
                    INB STOCKHOLDERS AT THE ANNUAL MEETING.

                                  By order of the Board of Directors.

                                  /s/ Dina L. Masi
                                  Dina L. Masi
                                  Secretary

Hillside, New Jersey
November 6, 2006

         It is important that your shares be represented at this meeting in order that a quorum may be assured. WHETHER OR NOT YOU PLAN TO ATTEND THE
MEETING, YOU ARE URGED TO DATE, SIGN AND PROMPTLY MAIL THE ENCLOSED CARD IN THE
POSTAGE PREPAID ENVELOPE PROVIDED AND TO DO SO IN ADEQUATE TIME FOR YOUR
DIRECTIONS TO BE RECEIVED AND TABULATED PRIOR TO THE SCHEDULED MEETING.

                           INTEGRATED BIOPHARMA, INC.
                                 225 Long Avenue
                           Hillside, New Jersey 07205

                                 PROXY STATEMENT
                       2006 ANNUAL MEETING OF STOCKHOLDERS

                         To be held on November 22, 2006

                               GENERAL INFORMATION

         This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Integrated BioPharma, Inc.
("INB" or the "Company"), a Delaware corporation, to be voted at the 2006 Annual
Meeting of Stockholders of the Company (the "Annual Meeting") to be held at the
Company's Executive Offices, 225 Long Avenue, Hillside, New Jersey 07205 on
November 22, 2006, at 9:00 a.m. local time, or at any postponement or adjournment thereof. This Proxy Statement, the Notice of Annual Meeting and the
accompanying form of proxy are first being mailed to stockholders on or about
November 6, 2006.

         Only holders of record of the Company's common stock, par value $.002 per share ("Common Stock"), at the close of business on October 30, 2006 (the
"Record Date"), are entitled to vote on the matters to be presented at the
Annual Meeting. The number of shares of Common Stock outstanding on such date and entitled to vote was 13,537,419.

          Holders of Common Stock are entitled to one vote on each matter to be voted upon by the stockholders at the Annual Meeting for each share held.

         At the Annual Meeting, stockholders will be asked to consider and vote upon proposals: (1) to elect three Class I directors for a three year term to serve until the 2009 Annual Meeting of Stockholders (the "Director Proposal")
and (2) to ratify the appointment of Amper, Politziner, & Mattia, P.C., as INB's independent auditors for the fiscal year ending June 30, 2007 (the "Independent
Auditors Proposal"). At the Annual Meeting, stockholders may also be asked to consider and take action with respect to such other matters as may properly come before the Annual Meeting.

                          QUORUM AND VOTE REQUIREMENTS

         The presence, in person or by proxy, of holders of record of a majority of the shares of Common Stock issued and outstanding and entitled to vote is required for a quorum to transact business at the Annual Meeting, but if a quorum should not be present, the Annual Meeting may be adjourned from time to time until a quorum is obtained. Directors are elected by a plurality of votes cast. The Director Proposal and the Independent Auditors Proposal and all other matters to properly come before the Annual Meeting will be determined by the affirmative vote of the holders of a majority of the shares of Common Stock present, in person or by proxy, and entitled to vote at the Annual Meeting.
Broker "non-votes" (i.e. proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares as to a matter with respect to which the brokers or nominees do not have discretionary power to vote) and shares for which duly executed proxies have been received but with respect to which holders of shares have abstained from voting will be treated as present for purposes of determining the presence of a quorum at the Annual Meeting. Abstentions and broker non-votes have no impact on the election of directors except to reduce the number of votes for the nominees. With respect to all other proposals, broker non-votes are not counted as votes and, therefore, will not be included in vote totals and abstentions will have the effect of a negative vote against such other proposals.

SOLICITATION AND REVOCATION

         PROXIES IN THE FORM ENCLOSED ARE BEING SOLICITED BY, AND ON BEHALF OF,
THE BOARD OF DIRECTORS. THE PERSONS NAMED IN THE ACCOMPANYING FORM OF PROXY HAVE
BEEN DESIGNATED AS PROXIES BY THE BOARD OF DIRECTORS.

         All Common Stock represented by properly executed proxies which are returned and not revoked prior to the time of the Annual Meeting will be voted in accordance with the instructions, if any, given thereon. If no instructions are provided in an executed proxy, it will be voted (1) FOR the Director
Proposal; (2) FOR the Independent Auditors Proposal, and in accordance with the proxy holder's discretion as to any other business raised at the Annual Meeting.
Any stockholder who executes a proxy may revoke it at any time before it is voted by delivering to the Company a written statement revoking such proxy, by executing and delivering a later dated proxy, or by voting in person at the
Annual Meeting. Attendance at the Annual Meeting by a stockholder who has executed and delivered a proxy to the Company shall not in and of itself constitute a revocation of such proxy.

         The Company will bear its own cost for the solicitation of proxies.
Proxies will be solicited initially by mail. Further solicitation may be made by directors, officers, and employees of the Company personally, by telephone, or otherwise, but any such person will not be specifically compensated for such services. The Company also intends to make, through banks, brokers or other persons, a solicitation of proxies of beneficial holders of the Common Stock.
Upon request, the Company will reimburse brokers, dealers, banks and similar entities acting as nominees for reasonable expenses incurred in forwarding copies of the proxy materials relating to the Annual Meeting to the beneficial owners of Common Stock which such persons hold of record.

                      PROPOSAL NO. 1 ELECTION OF DIRECTORS

The Company's Board of Directors is currently composed of ten (10) directors divided into three classes of directors serving staggered 3-year terms.

The members of Class I, whose terms of office expire in 2009, are Mr. E. Gerald
Kay, Ms. Riva Sheppard and Mr. Carl DeSantis.

The members of Class II, whose terms of office expire in 2008, are
Ms. Christina Kay, Mr. Robert Canarick and Mr. Robert Kay.

The members of Class III,  whose terms of office expire in 2007, are
Mr.  Seymour Flug,  Mr. Glenn Chang,  Mr. Zarko  Kraljevic and
Dr. Vidadi Yusibov.

The  stockholders  will  consider  and vote upon the election of
Mr. E. Gerald Kay,  Ms. Riva  Sheppard and Mr. Carl  DeSantis to serve their respective terms.

Unless a shareholder WITHHOLDS AUTHORITY, a properly signed and dated proxy will be voted FOR the election of the nominees, unless the proxy contains contrary instructions. The Board of Directors knows of no reason why any of its nominees will be unable or will refuse to accept election. If any nominee becomes unable or refuses to accept election, the Board of Directors will either reduce the number of directors to be elected or select a substitute nominee. If a substitute nominee is selected, proxies will be voted in favor of such nominee.

         The following table sets forth certain information with respect to the members of INB's Board of Directors during the fiscal year ended June 30, 2006.

                                                                                Class of     Director
                                                                       Age      Directors     Since
                                                                       ---      ---------    --------

E. Gerald Kay ................................................         70       Class I       1980
  Served as Chairman of the Board and President
  of the Company, and its predecessor since 1980,
  and was president until May 1999. On May 9,
  2003 he became Chief Executive Officer.

Riva Sheppard ................................................         39       Class I       1991
  Served as Vice President and director of the Company
  since May 1991. Ms. Sheppard is the daughter of
  E. Gerald Kay and the sister of Christina Kay.

Carl DeSantis ................................................         67       Class I       2003
  Served as director of the Company since 2003.
  Mr. DeSantis has served as Chairman of CDS International
  Holdings, Inc. since June of 2001.  Prior to that he was
  Chairman of Rexall Sundown, Inc.

Christina Kay ................................................         36       Class II      1994
  Served as Vice President and director of the Company
  since December 1994. Ms. Kay is the daughter of
  E. Gerald Kay and the sister of Riva Sheppard.

Robert Canarick ..............................................         56       Class II      1994
  Served as a director of the Company since December
  1994. From January 1998 until August of 2001
  he has served as general  counsel of NIA
  Group, LLC, an all lines independent insurance agency.
  From August 2001 he has served as President of Links
  Insurance Services, LLC. Mr. Canarick is a Certified
  Public Accountant and Attorney.

Seymour Flug .................................................         71       Class III     2000
  Served as President of the Company from May 1999 until May 9, 2003.
  Prior to 1999, he was Chairman of the Board of Diners
  Club International.

Robert B. Kay ................................................         66       Class II      2003
  Served as a director of the Company since 2003.
  Since 2002 served as Chairman of Paxis Pharmaceuticals,
  Inc.  Prior to that he was a founding partner of the New York-

  based law firm of Kay, Collyer & Boose LLP.  Mr. Kay is
  the brother of E.Gerald Kay.

Glenn Chang ..................................................         58       Class III     2003
  Served as a director of the Company since 2003.
  Since 1999 he has been Director, Executive Vice President
  and Chief Financial Officer of the First American
  International Bank, Brooklyn, N.Y. Prior to the founding of the Bank he spent almost 20 years at Citibank as Vice
  President. Mr. Chang is a Certified Public Accountant.

Zarko Kraljevic ..............................................         78       Class III     2003
  Served as a director of the Company since 2003. Since 1972 has served as President and CEO of Diners Club of Eastern Europe.

Vidadi M. Yusibov ............................................         48       Class III     2006
  Served as a director of the Company since 2006.
  Since 2001 he has served as Scientific Director and
  Executive Director of Fraunhofer USA Center for
  Molecular Biotechnology, Newark, Delaware.  Prior to
  his association with Fraunhofer he was an assistant
  professor in  the Department of microbiology and
  immunology at Thomas Jefferson University,
  Philadelphia, Pennsylvania.

Recommendation and Vote

         Approval of the election of these nominees for directors requires the affirmative vote of a majority of the shares of Common Stock present, in person or by proxy, at the Annual Meeting.

      THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE NOMINEES
                          FOR DIRECTORS LISTED ABOVE.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the  Securities  and Exchange Act of 1934, as amended (the
"Exchange  Act"),  requires  the  Company's  directors,  executive  officers and holders  of more  than 10% of the  Company's  common  stock to file  reports  of ownership  and changes in  ownership  of common  stock with the  Securities  and
Exchange Commission.  Certain persons required to file such reports failed to do so on a timely basis as required by Section 16(a) of the Exchange  Act.  Messrs.
R.Kay, Canarick,  Kraljevic, and Chang filed three reportable transactions late,
Ms. Kay, Ms. Sheppard and Mr. Flug each filed two reportable  transactions late, and Dr. Yusibov filed one reportable transaction late.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth information regarding the number of shares of common stock of Integrated BioPharma beneficially owned on October 10,
2006, by:

* each person who is known by Integrated BioPharma to beneficially own five percent (5%) or more of the common stock of Integrated BioPharma;

* each of the directors and executive officers of Integrated BioPharma; and

* all of Integrated BioPharma's directors and executive officers, as a group.

         The address of each of the persons  listed below is c/o  Integrated
BioPharma  Inc.,  225 Long Avenue,  Hillside,  New Jersey 07205.

                                 Number of Shares         Percent of Shares
Name of Beneficial Owner      Beneficially Owned (1)     Beneficially Owned (2)
------------------------      ----------------------     -----------------------
E. Gerald Kay                       5,779,582 (3)               38.8%
Carl DeSantis                       2,360,417 (4)               17.2%
Riva Sheppard                       1,319,467 (5)                9.3%
Christina Kay                       1,319,467 (5)                9.3%
Seymour Flug                        1,266,033 (6)                8.8%
Robert B. Kay                       1,219,629 (7)                8.8%
Robert Canarick                       203,533 (8)                1.5%
Zarko Kraljevic                        75,000 (9)                0.6%
Glenn Chang                            75,000 (9)                0.6%
Dina L. Masi                           50,000 (10)               0.4%
Vidadi M. Yusibov                      23,500 (11)               0.2%
Directors and executive officers
as a group (11 persons)            13,691,628 (12)              74.8%

------------------

(1)    Unless otherwise indicated, includes shares owned by a spouse, minor children, by relatives sharing the same home, and entities owned or controlled by the named person. Also includes shares if the named person has the right to acquire such shares within 60 days after October 10,
       2006, by the exercise of warrant, stock option or other right. Unless otherwise noted, shares are owned of record and beneficially by the named person.

(2)    Based upon 13,466,030 shares of common stock outstanding on
       October 10, 2006.

(3)    Includes (i) 819,629 shares of common stock held by EGK LLC, of which Mr.
       Kay is the manager, and (ii) 1,336,546 shares of common stock issuable upon exercise of presently exercisable stock options. Shares dispositive power with Christina Kay with respect to 169,358 shares of common stock and with Riva Kay Sheppard with respect to 169,358 shares of common stock.

(4)    Includes (i) 819,629 shares owned by CDS Group Holdings, LLC, of which
       Mr. DeSantis is the manager, (ii) 25,000 shares of common stock issuable upon exercise of presently exercisable stock options and (iii) 175,000 shares of common stock issuable upon exercise of presently exercisable warrants.

(5)    Includes 616,666 shares of common stock issuable upon exercise of presently exercisable stock options. Shares dispositive power with E.
       Gerald Kay with respect to 169,358 shares of common stock.

(6)    Includes 850,000 shares of common stock issuable upon exercise of presently exercisable stock options.

(7)    Includes  (i) 819,629  shares of common stock held by EVJ LLC, of which
       Mr. Kay is the  manager,  and (ii)  300,000  shares of common stock issuable upon exercise of presently exercisable stock options.

(8)    Includes 150,000 shares of common stock issuable upon exercise of presently exercisable stock options.

(9)    Includes 50,000 shares of common stock issuable upon exercise of presently exercisable stock options.

(10)   Includes 50,000 shares of common stock issuable upon exercise of stock options exercisable within 60 days of the date hereof.

(11)   Includes 13,500 shares of common stock issuable upon exercise of presently exercisable stock options.

(12)   Includes (1) 4,618,378 shares of common stock issuable upon exercise of presently exercisable stock options, (ii) 175,000 shares of common stock issuable upon exercise of presently exercisable warrants and (iii) 50,000 shares of common stock issuable upon exercise of stock options exercisable within 60 days of the date hereof.

       Securities Authorized for Issuance Under Equity Compensation Plans

         The following table includes information as of June 30, 2006 relating to the Company's stock option plans, which comprise all of the Company's equity compensation plans. The table provides the number of securities to be issued upon the exercise of outstanding options under such plans, the weighted-average exercise price of such outstanding options and the number of securities remaining available for future issuance under such plans.

                      Equity Compensation Plan Information

                                                                                 Number of securities
                                  Number of securities to  Weighted-average      remaining available for
                                  be issued upon exercise  exercise price of     future issuance under
                                  of outstanding options,  outstanding options,  equity compensation plans
                                  warrants and rights      warrants and rights   (excluding securities)
                                          (a)                   (b)              reflected in column (a))
                                  -----------------------  --------------------  -------------------------

Equity compensation plans
approved by security holders                    6,085,177  $               3.37                  2,952,552

Equity compensation plans
not approved by security holders                        -                     -                          -
                                  -----------------------  --------------------  -------------------------
Totals                                         6,085,177   $               3.37                  2,952,552
                                  =======================  ====================  =========================

                                    DIRECTORS

         The Board of Directors held three meetings during the fiscal year ended
June 30, 2006. All directors attended at least 67% of the meetings of the Board and one member of the audit committee was unable to attend all such committee meetings held during the fiscal year ended June 30, 2006 on which he or she served.

         For the fiscal year ended June 30, 2006, each independent Director who was a Director as of the beginning of the fiscal year was granted 25,000 options
(an aggregate of 75,000 options) under the Company's 2001 Stock Option Plan, with an exercise price of $3.99 which represents the fair market value of the shares of common stock as of the grant date. Each option vest one year from the date of grant and will expire in ten years from the date of grant. No compensation was paid to any director for his or her services to the Board of
Directors or any committee who was also an officer and/or significant shareholder. The only standing committee of the Board of Directors is the Audit
Committee, whose members are Messrs. Canarick, Chang, and Kraljevic and Dr.
Yusibov. The Audit Committee periodically consults with the Company's management and independent public accountants on financial matters, including the Company's internal financial controls and procedures. The Audit Committee met four times in Fiscal 2006 and two-thirds of the members attended all the meetings. Dr.
Yusibov attended all the meetings that were held subsequent to his appointment to the Audit Committee.

         The Company does not have a standing nominating committee or compensation committee. With respect to nominating and compensation matters, the entire Board performs these functions. At such time, if any, as the Board composition changes or the Board otherwise deems appropriate, the Company may establish a separate nominating committee or compensation committee. As a result, the entire Board participates in the consideration of Board nominees and nominated the candidates for election named in this Proxy Statement.

         The Company has determined that due to the beneficial ownership by E.
Gerald Kay and certain of his family members of greater than 50% of the Common
Stock of the Company outstanding as of October 10, 2006, the Company is a
"controlled company" as defined in the American Stock Exchange listing standards. As such, the Company is exempt from certain requirements of the
American Stock Exchange listing standards, including the requirement to maintain a majority of independent directors on the Company's Board of Directors and the requirements regarding the determination of compensation of executive officers and the nomination of directors by independent directors.

                               EXECUTIVE OFFICERS

         The following individual is an executive officer of the Company but is not a Director or Nominee for Director:

         Dina L. Masi, age 45, is Senior Vice President, Chief Financial Officer
and Secretary of the Company. Ms. Masi joined the Company on November 17, 2005.
Previously, Ms. Masi most recently operated a financial services consulting firm, DLM Accounting and Financial Services, LLC, providing accounting and financial services to small business owners and SEC registrants from May 2005 to
November 2005. From June 2002 to December 2004, Ms. Masi served as the Chief
Financial Officer and Senior Vice President of Prescott Funding, LLC, a licensed residential mortgage lender specializing in non-conforming consumer lending. Ms.
Masi also served as the Chief Financial Officer and Senior Vice President of

Fintek, Inc., a privately owned financial consulting services company, from July
2001 to September 2005 and as Management Information Officer from February 1998 to July 2001. Prior to that, Ms. Masi was the Chief Financial Officer and
Executive Vice-President of The Aegis Consumer Funding Group, Inc., a
publicly-traded consumer finance company that specialized in sub-prime automobile receivables, from July 1992 to January 1998. Prior to her time at
Aegis, Ms. Masi was with BDO Seidman, LLP.

                             EXECUTIVE COMPENSATION

         The following table shows, for the fiscal years ended June 30, 2006,
2005, 2004, certain compensation information as to the Chief Executive Officer and each of the next four most highly compensated executive officers of the
Company who served as an executive officer during the fiscal year ended June 30,
2006, and whose salary and bonus exceeded $100,000 in 2006 (the "Named Executive
Officers").

                           SUMMARY COMPENSATION TABLE

                                                  Annual Compensation               Long Term Compensation
                                          ------------------------------------      ----------------------
                                                                                     Securities Underlying    All Other
     Name and Principal Position          Year            Salary         Bonus            Stock Options      Compensation
     ---------------------------          ----            ------         -----            -------------      ------------

E. Gerald Kay                             2006          $ 127,875        $ -                      -        $ 15,320  (1) (2)
Chairman of the Board                     2005             97,875          -                100,000           9,050  (1) (2)
                                          2004             97,500          -                100,000          14,100  (1) (2)

Eric Friedman                             2006            200,769          -                      -          11,400  (1) (2)
Chief Financial Officer                   2005            200,769          -                100,000           6,000  (1) (2)
and Vice President (3)                    2004            200,000          -                100,000           7,767  (1) (2)

Robert B. Kay                             2006             25,096          -                      -         130,000  (4)
President and Chief                       2005             24,996          -                100,000         180,000  (4)
Executive Officer,
Paxis Pharmaceuticals, Inc.               2004             24,996          -                100,000         180,000  (4)

Riva Sheppard                             2006            115,414          -                      -           7,950  (1) (2)
Executive Vice President                  2005            109,980          -                100,000           7,800  (1) (2)
                                          2004            109,980          -                100,000           7,800  (1) (2)

Christina Kay                             2006            115,414          -                      -           7,950  (1) (2)
Executive Vice President                  2005            108,325          -                100,000           7,800  (1) (2)
                                          2004             99,994          -                100,000           7,800  (1) (2)

Dina L. Masi                              2006            111,528          -                 50,000           6,700  (5)
Chief Financial Officer
and Senior Vice President
-----------------------------------
(1)The disclosed amount includes the Company's matching contributions under the
   Company's 401(K) plan.
(2)The Company also provides the individuals with the use of a company car.
(3)Mr. Friedman resigned as an officer of the Company on April 13, 2006.
(4)Represents consulting fees paid to EVJ, LLC, of which Mr. Kay is the manager.
(5)Represents consulting fees paid to DLM Accounting and Financial Services,
   LLC, of which Ms. Masi is the sole member.

                                OPTION/SAR GRANTS
                   DURING THE FISCAL YEAR ENDED JUNE 30, 2006

         The following table sets forth individual grants of stock options by
INB pursuant to the Integrated Health Technologies, Inc. 2001 Stock Option Plan
to the Named Executive Officers during the fiscal year ended June 30, 2006.

                                     % of Total
                                     Granted to
                Securities Options   Employees in    Exercise
     Name         Granted (#)(1)     Fiscal Year    Price (2)   Expiration Date
     ----         --------------     -----------    ---------   ---------------

Dina L. Masi        50,000             49.0%          $ 3.13   November 17, 2015

-----------------------------------
(1)   The date of grant for these options was November 17, 2005, which become exercisable on November 17, 2006.

(2)  The exercise price of the options is equal to the fair market value of the shares of common stock of the Company on the date of grant.

               AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                      AND FISCAL YEAR END OPTION/SAR VALUES

         The following table sets forth information with respect to the Named
Executive Officers concerning the exercise of options during the fiscal year ended June 30, 2006 and unexercised options held at the end of the fiscal year ended June 30, 2006 based on the last sale price of a share of common stock on
June 30, 2006 of $8.87.
                                                      Number of Securities     Value of Unexercised
                                                     Underlying Unexercised     In-the-Money Options
                                        Value        Options at Fiscal Year    at Fiscal Year End ($)
                      Acquired on    Realized (1)     End (#) Exercisable/         Exercisable/
   Name               Exercise (#)       ($)             Unexercisable            Unexercisable (2)
   ----               ------------   ------------    ----------------------    ----------------------

E. Gerald Kay                    -              -    1,436,546 /   -0-          10,263,511 /    -0-
Eric Friedman (3)          215,000      1,639,050      466,666 /   -0-           2,097,328 /    -0-
Robert B. Kay                    -              -      400,000 /   -0-           1,861,000 /    -0-
Riva Kay Sheppard                -              -      716,666 /   -0-           4,206,828 /    -0-
Christina Kay                    -              -      716,666 /   -0-           4,206,828 /    -0-
Dina L. Masi                     -              -          -0- / 50,000                -0- / 287,000

-----------------------------------
(1)   Represents  the  aggregate  market  value of the shares  converted by the options on the date of exercise  less the  aggregate price paid by the executive.

(2)   Based on the fair market value of the shares of Common Stock on June 30,
      2006 ($8.87), less the exercise price.

(3)   These shares were acquired subsequent to Mr. Friedman resigning as an officer of the Company on April 13, 2006.

                         TOTAL SHAREHOLDER RETURN GRAPH

                              6/01      6/02       6/03        6/04        6/05        6/06
                             ------    ------    --------    --------    --------    --------
Integrated BioPharma, Inc.   100.00    200.00    3,561.90    3,885.71    1,804.76    4,223.81
S&P 500                      100.00     81.72       80.46       94.19       98.36      104.87
Russell 3000                 100.00     83.04       82.16       97.30      103.32      111.22

-----------------------------------
*$100.00 invested on June 30, 2001 in stock or index. Fiscal year ended June 30.

                     CERTAIN RELATIONSHIPS AND TRANSACTIONS

         Warehouse and office facilities are leased from Vitamin Realty
Associates, L.L.C., a limited liability company, which is 90% owned by E. Gerald
Kay, Riva Sheppard and Christina Kay (all stockholders and directors of the
Company) and 10% owned by Eric Friedman, the Company's former Chief Financial
Officer. The lease was effective on January 10, 1997 and provides for minimum annual rentals of $346,000 through January 10, 2002, plus increases in real estate taxes and building operating expenses. At its option, the Company has the right to renew the lease for an additional five-year period. On April 28, 2000 the lease was amended reducing the square footage and extending the lease to May
31, 2015.

                         PROPOSAL NO. 2 RATIFICATION OF
                     THE APPOINTMENT OF INDEPENDENT AUDITORS

         The Board of Directors of INB has appointed the firm of Amper,
Politziner & Mattia, P.C., independent auditors, to audit the consolidated financial statements of Integrated BioPharma, Inc. and its subsidiaries for the fiscal year ending June 30, 2007, subject to ratification by the INB
Stockholders.

         A member of Amper, Politziner & Mattia, P.C. is expected to be present at the Annual Meeting and to be provided with the opportunity to make a statement if such member desires to do so and to be available to respond to appropriate questions from shareholders.

         Representatives of Amper, Politziner & Mattia, P.C. normally attend most meetings of the Audit Committee. The Audit Committee's policy is to pre-approve all audit and permissible non-audit services provided by the independent auditors. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one fiscal quarter and any pre-approval is detailed as to the particular service or category of services. The independent auditor and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent auditor in accordance with this pre-approval.

         The Audit Committee, on an annual basis, reviews the services performed by Amper, Politziner & Mattia, P.C., and reviews and approves the fees charged by Amper, Politziner & Mattia, P.C.

Audit Fees

         The aggregate fees billed for professional services rendered for the audit of the Company's annual financial statements for the fiscal year ended
June 30, 2006 and 2005 and for the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-Q in the fiscal year ended June
30, 2006 and 10-QSB in the fiscal year ended June 30, 2005 were $186,625 and
$172,500, respectively, all of which are attributable to Amper, Politziner &
Mattia, P.C.

Financial Information Systems Design and Implementation Fees

         Amper,  Politziner & Mattia,  P.C. did not render professional services relating to financial  information systems design and implementation for the fiscal years ended June 30, 2006 and 2005.

Tax Fees and All Other Fees

         Amper,  Politziner & Mattia,  P.C. did not receive any fees for tax services nor for other services for the fiscal years ended June 30, 2006 and 2005.

Recommendation and Vote

Approval of the Independent Auditors Proposal requires the affirmative vote of a majority of the shares of Common Stock present, in person or by proxy, at the
Annual Meeting.

            THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THE APPROVAL
                     OF THE INDEPENDENT AUDITORS PROPOSAL.

                             AUDIT COMMITTEE REPORT

         The Audit Committee of the Board of Directors of the Company (the
"Audit Committee") is composed of four (4) directors. Each of the four members of the committee are independent. The Board of Directors has adopted an Audit
Committee Charter. Management is responsible for the Company's internal control and financial reporting process. The Company's independent public accountants are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes.

         In this context, the Audit Committee has met and held discussions with
Management and the Company's independent public accountants. Management represented to the Audit Committee that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the consolidated financial statements with Management and the Company's independent public accountants. The Audit Committee discussed with the independent public accountants matters required to be discussed by Statement of Auditing Standards
Numbers 90 and 61 (communication with Audit Committees). The Company's independent public accountants also provided to the Audit Committee the written disclosures required by Independence Standard No. 1 (independence discussions with Audit Committee), and the Audit Committee discussed with the independent public accountants that firm's independence. The Audit Committee has also considered whether the independent auditors' provision of information technology and other non-audit services to the Company is compatible with the auditor's independence.

         Based upon the Audit Committee's discussions with Management and the independent public accountants and the Audit Committee's review of the representation of management and the report of the independent public accountants, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company's Annual Report on
Form 10-K for the year ended June 30, 2006 filed with the Securities and
Exchange Commission.

         The foregoing has been approved by all members of the Audit Committee.

                                Glenn Chang
                                Robert Canarick
                                Zarkof Kraljevic
                                Dr. Vidadi M. Yusibov

                    STOCKHOLDER PROPOSALS AND COMMUNICATIONS

         Stockholder proposals to be included in the Company's proxy statement with respect to the 2007 Annual Meeting of Stockholders must be received by the
Company at its Executive Offices located at 225 Long Avenue, Hillside, New
Jersey 07205 no later than July 5, 2007. All such proposals are subject to the applicable rules and requirements of the Securities and Exchange Commission.

         The Board of Directors does not have a formal process for stockholders to send communications (including director nominations) to the Board. Due to the infrequency of stockholder communications to the Board, the Board does not believe that a formal process is necessary. Written communications to the Board may be sent to the Board at the Company's chief executive offices at Integrated
BioPharma, Inc., 225 Long Avenue, New Jersey 07205, and the Company will promptly circulate such communications to all members of the Board (or to those particular directors to whom such communication is specifically addressed). A shareholder who intends to nominate an individual for election to the Board of
Directors (other than a candidate proposed by the Board of Directors) must do so in accordance with the foregoing procedures.

                             DISCRETIONARY AUTHORITY

         A duly executed proxy given in connection with the Company's 2006
Annual Meeting of Stockholders will confer discretionary authority on the proxies named therein, or any of them, to vote at such meeting on any matter of which the Company does not have written notice on or before September 12, 2006, which is forty-five (45) days prior to the date on which the Company is first mailing its proxy materials for its 2006 Annual Meeting of Stockholders, without advice in the Company 2006 Proxy Statement as to the nature of such matter.

                          OTHER BUSINESS OF THE MEETING

         The Company is not aware of any matters to come before the Annual
Meeting other than those stated in this Proxy Statement. However, in as much as matters of which management of the Company is not now aware may come before the
Annual Meeting or any adjournment, the proxies confer discretionary authority with respect to acting thereon, and the persons named in such proxies intend to vote, act and consent in accordance with their discretion with respect thereto.

                             ADDITIONAL INFORMATION

         COPIES OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED
JUNE 30, 2006 MAY BE OBTAINED WITHOUT CHARGE BY ANY STOCKHOLDER TO WHOM THIS
PROXY STATEMENT IS SENT, UPON WRITTEN REQUEST TO THE SECRETARY, INTEGRATED
BIOPHARMA, INC., 225 LONG AVENUE, HILLSIDE, NEW JERSEY 07205.

                       By order of the Board of Directors

                                 /s/ E. Gerald Kay
                                 E. Gerald Kay
                                 Chief Executive Officer
November 6, 2006